Exhibit 99.1

For Immediate Release
Contact: Bill Davis
Perficient, Inc.
314-529-3555
bill.davis@perficient.com

PERFICIENT REPORTS FIRST QUARTER 2008 RESULTS

~ Business Momentum Accelerated Throughout Quarter ~

AUSTIN, Texas – May 7, 2008 – Perficient, Inc. (NASDAQ: PRFT) a leading information technology consulting firm serving Global 2000 and other large enterprise customers throughout North America, today reported financial results for the quarter ended March 31, 2008.

Financial Highlights
For the first quarter ended March 31, 2008:

▪	Revenues increased 15% to $57.3 million compared to $50.0 million during the first quarter of 2007;
▪	Services revenue, excluding reimbursable expenses, increased 20% to $52.1 million compared to $43.3 million during the first quarter of 2007;
▪
Earnings per share on a fully diluted basis decreased 9% to $0.10 compared to $0.11 per share during the first quarter of 2007, primarily related to increased amortization expenses associated with the 2007 acquisitions;

▪
Non-GAAP earnings per share (formerly called cash earnings per share or Cash EPS; see attached schedule which reconciles to GAAP earnings per share) on a fully diluted basis increased 6% to $0.17 compared to $0.16 per share during the first quarter of 2007;

▪	Net income decreased 3% to $3.1 million compared to $3.2 million during the first quarter of 2007;
▪
EBITDA (a non-GAAP measure; see attached schedule which reconciles to GAAP net income) was essentially flat at $6.8 million compared to the first quarter of 2007. EBITDA included GAAP non-cash stock compensation expense of approximately $2.3 million and $1.6 million in the first quarter of 2008 and 2007, respectively;

▪
Gross margin for services revenue, excluding reimbursable expenses, was 33.3% compared to 37.8% in the first quarter of 2007. Gross margin for services revenue excluding reimbursable expenses and stock compensation expense was 34.7% compared to 38.6% in the first quarter of 2007;

▪	Gross margin for software revenue was 12.8% compared to 16.8% in the first quarter of 2007; and
▪	The Company continued to generate strong operating cash flow and increased cash on hand by $4.8 million to a March 31, 2008 balance of $12.9 million.

"Business momentum accelerated significantly throughout the first quarter," said Jack McDonald, Perficient's chairman and chief executive. "Earnings came in at the top end of our expectations and, more significantly, we believe we are well positioned for Q2, with the potential for healthy sequential revenue growth and a significant snap-back in earnings. With no debt and $13 million of cash on hand, we’re in a strong position to finance acquisitions or buy back stock under our previously announced program."

“Sales activity continues to strengthen with our backlog and pipeline nearing record highs,” said Jeffrey Davis, Perficient’s president and chief operating officer. “While routine and diligent cost maintenance has always been core to our success, we took further steps during the quarter to improve profitability moving forward by granularly assessing the operational performance and growth plans of our individual regions and business units and implementing the appropriate measures to drive improved results.”

Other First Quarter 2008 Highlights

During the first quarter, Perficient:

-- Announced that the Board of Directors approved a $10 million stock repurchase plan;

-- In the first quarter, added new customer relationships and follow-on projects with leading companies including: Burger King, Cadence Design Systems, Centene, Comcast, Covance, Cricket Communications, First Energy, Misys, Omnicell, Pepsi Bottling, Shell Vacations, and many more;

-- Was named both the EMC Select Services Team Partner of the Year and the EMC Content Management and Archive Regional Partner of the Year; and

--Received IBM’s Lotus North American Distinguished Partner of the Year Award.

Business Outlook
The following statements are based on current expectations. These statements are forward-looking and actual results may differ materially.

The company expects its second quarter 2008 services and software revenue, including reimbursed expenses, to be in the range of $56.8 million to $61.0 million, comprised of $55.6 million to $58.5 million of revenue from services including reimbursed expenses and $1.2 million to $2.5 million of revenue from sales of software. The guidance range of services revenue including reimbursed expenses would represent services revenue growth of 14% to 20% over the second quarter of 2007.

Conference Call Details
Perficient will host a conference call regarding first quarter 2008 financial results today at 9:00 a.m. EST.

WHAT: Perficient First Quarter 2008 Results
WHEN: Wednesday, May 7, 2008, at 9:00 a.m. EST
CONFERENCE CALL NUMBERS: 888-713-4205 (U.S. and Canada) 617-213-4862 (International)
PARTICIPANT PASSCODE: 33597239
REPLAY TIMES: Wednesday, May 7, 2008, at 11:00 a.m. EST, through Wednesday, May 14, 2008
REPLAY NUMBER: 888-286-8010 (U.S. and Canada) 617-801-6888 (International)
REPLAY PASSCODE: 45567361

About Perficient
Perficient is a leading information technology consulting firm serving Global 2000 and enterprise customers throughout North America. Perficient’s professionals serve clients from a network of 18 offices in North America and three offshore locations, in Eastern Europe, India and China. Perficient helps clients use Internet-based technologies to improve productivity and competitiveness, strengthen relationships with customers, suppliers and partners and reduce information technology costs. Perficient, traded on the Nasdaq Global Select Market(SM), is a member of the Russell 2000® index and the S&P SmallCap 600 index. Perficient is an award-winning "Premier Level" IBM business partner, a TeamTIBCO partner, a Microsoft Gold Certified Partner, a Documentum Select Services Team Partner and an Oracle-Siebel partner. For more information, please visit www.perficient.com.

###

Safe Harbor Statement
Some of the statements contained in this news release that are not purely historical statements discuss future expectations or state other forward-looking information related to first quarter of 2008 financial results and business outlook for 2008.  Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements.  The “forward-looking” information is based on management’s current intent, belief, expectations, estimates and projections regarding our company and our industry.  You should be aware that those statements only reflect our predictions.  Actual events or results may differ substantially.  Important factors that could cause our actual results to be materially different from the forward-looking statements are disclosed under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2007.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  The forward-looking statements in this release are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

About Non-GAAP Financial Information

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying tables entitled “Reconciliation of GAAP to Non-GAAP Measures.”

.

PERFICIENT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in thousands, except per share information)

	Three Months Ended March 31,
	2008	2007

Revenue
Services	$52,100	$43,297
Software	1,684	4,192
Reimbursable expenses	3,539	2,560
Total revenue	57,323	50,049

Cost of revenue
Project personnel costs	32,997	25,900
Software costs	1,469	3,486
Reimbursable expenses	3,539	2,560
Other project related expenses	1,050	685
Stock compensation	706	366
Total cost of revenue	39,761	32,997
Gross margin	17,562	17,052

Selling, general and administrative	9,160	9,084
Stock compensation	1,600	1,215
	6,802	6,753

Depreciation	538	337
Amortization of intangibles	1,217	846
Income from operations	5,047	5,570

Interest income	113	49
Interest expense	(5)	(50)
Other	48	6
Income before income taxes	5,203	5,575
Provision for income taxes	2,127	2,415
Net income	$3,076	$3,160

Basic net income per share	$0.10	$0.12

Diluted net income per share	$0.10	$0.11

Shares used in computing basic
net income per share	29,535	27,081
Shares used in computing diluted
net income per share	30,724	29,449

PERFICIENT, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited)
(in thousands)

	March 31,	December 31,
	2008	2007
ASSETS
Current assets:
Cash	$12,887	$8,070
Accounts receivable, net	47,405	50,855
Prepaid expenses	1,470	1,182
Other current assets	1,811	4,142
Total current assets	63,573	64,249
Net property and equipment	3,113	3,226
Net Goodwill	104,785	103,686
Net intangible assets	16,440	17,653
Other noncurrent assets	1,174	1,178
Total assets	$189,085	$189,992

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,381	$4,160
Other current liabilities	12,912	18,721
Total current liabilities	16,293	22,881
Long term deferred taxes	1,119	1,549
Total liabilities	17,412	24,430

Stockholders' equity:
Common stock	30	29
Additional paid-in capital	192,059	188,998
Accumulated other comprehensive loss	(144)	(117)
Accumulated deficit	(20,272)	(23,348)
Total stockholders' equity	171,673	165,562
Total liabilities and stockholders' equity	$189,085	$189,992

About Non-GAAP Financial Measures

Perficient, Inc. (“Perficient”) provides non-GAAP measures for EBITDA, net income and net income per share data as supplemental information regarding Perficient’s business performance. Perficient believes that these non-GAAP financial measures are useful to investors because they exclude non-operating charges. Perficient’s management excludes these non-operating charges when it internally evaluates the performance of Perficient’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation, because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential operating activities of Perficient. Accordingly, management excludes stock-based compensation related to employee stock options, restricted stock awards, and retirement savings plan contributions, the amortization of purchased intangible assets, and income tax effects of the foregoing, when making operational decisions.

Perficient believes that providing the non-GAAP measures that management uses to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand Perficient’s financial performance in comparison to historical periods. In addition, it allows investors to evaluate Perficient’s performance using the same methodology and information as that used by Perficient’s management.

Non-GAAP measures are subject to inherent limitations because they do not include all of the expenses included under GAAP and because they involve the exercise of judgment of which charges are excluded from the non-GAAP financial measure. However, Perficient’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-GAAP EBITDA, non-GAAP net income and non-GAAP net income per share. In addition, some items that are excluded from non-GAAP net income and non-GAAP earnings per share can have a material impact on cash flows and stock compensation charges can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. Perficient has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results, to enable investors to evaluate Perficient’s business performance in the way that management does. Perficient’s definition may be different from similar non-GAAP measures used by other companies and/or analysts.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Stock-based Compensation and Retirement Savings Plan Contributions

Perficient incurs stock-based compensation expense under Statement of Financial Accounting Standards No. 123R (As Amended), Share Based Payment (“SFAS 123R”). Perficient excludes this item for the purposes of calculating non-GAAP EBITDA, non-GAAP net income and non-GAAP net income per share because it is a non-cash expense that Perficient believes is not reflective of its business performance. The nature of the stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions and different award types, making the comparison of current results with forward looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expenses may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods (including prior periods following the adoption of SFAS 123R. The exclusion of stock-based compensation from the non-GAAP measures also allows a consistent comparison of Perficient’s relative historical financial performance, since the method for accounting for stock-based compensation changed at the beginning of fiscal year 2006 when Perficient adopted SFAS 123R. Similar to stock-based compensation under SFAS 123R, the expense incurred by Perficient to issue its shares as a retirement savings plan contribution is a non-cash expense.  Perficient has also excluded this item for the purposes of calculating non-GAAP EBITDA, non-GAAP net income and non-GAAP net income per share. Finally, Perficient believes that non-GAAP measures of profitability that exclude stock-based compensation are widely used by analysts and investors.

Amortization of Intangible Assets

Perficient has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Perficient has made. Management excludes these items, for the purposes of calculating non-GAAP EBITDA, non-GAAP net income and non-GAAP net income per share. Perficient believes that eliminating this expense from its non-GAAP measures is useful to investors, because the amortization of intangible assets can be inconsistent in amount and frequency and is significantly impacted by the timing and magnitude of Perficient’s acquisition transactions, which also vary substantially in frequency from period to period.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except net income per share)

	Three Months Ended March 31,
	2008	2007
GAAP Net Income	$3,076	$3,160
Additions:
Income tax provision	2,127	2,415
Amortization of intangible assets	1,217	846
Stock-based compensation and retirement savings plan contributions	2,306	1,580
Non-GAAP Adjusted Net Income Before Tax	8,726	8,001
Income tax for non-GAAP items (1)	(3,499)	(3,248)
Non-GAAP Net Income	$5,227	$4,753

GAAP Net Income Per Share (diluted)	$0.10	$0.11
Non-GAAP Net Income Per Share (diluted)	$0.17	$0.16
Shares used in computing net income per share (diluted)	30,724	29,449

(1) The estimated non-GAAP effective tax rate of 40.1% and 40.6% for the three months ended March 31, 2008 and 2007, respectively, has been used to calculate the provision for income taxes for non-GAAP purposes.

PERFICIENT, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(unaudited)
(in thousands, except net income per share)

	Three Months Ended March 31,
	2008	2007
GAAP Net Income	$3,076	$3,160
Additions:
Provision for income taxes	2,127	2,415
Other	(48)	(6)
Interest expense, net of income	(108)	1
Amortization of intangible assets	1,217	846
Depreciation	538	337
EBITDA (1)	$6,802	$6,753

(1) EBITDA is a non-GAAP performance measure and is not intended to be a performance measure that should be regarded as an alternative to or more meaningful than either GAAP operating income or GAAP net income. EBITDA measures presented may not be comparable to similarly titled measures presented by other companies.